SHARE-BASED COMPENSATION (Schedule of Compensation Cost of Equity-Based Awards) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Cost of revenues	$ 0	$ 22
Research and development, net	3	140
Sales and marketing	28	72
General and administrative	62	211
Loss from discontinued operations, net	(10)	91
Total share-based compensation	$ 83	$ 536